   As filed with the Securities and Exchange Commission on February 14, 1997

                                                Registration No. 333-
                                                                     ------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 -------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        Sunrise Assisted Living, Inc.
       ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
    --------------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

                                   54-1746596
                  -----------------------------------------
                    (I.R.S. employer identification no.)

                 9401 Lee Highway, Suite 300, Fairfax, VA 22031
                 ----------------------------------------------
              (Address of principal executive offices) (Zip code)

                      1996 Non-Incentive Stock Option Plan
                      ------------------------------------
                            (Full title of the plan)

                   Thomas B. Newell, Executive Vice President
                              and General Counsel
                         Sunrise Assisted Living, Inc.
                 9401 Lee Highway, Suite 300, Fairfax, VA 22031
                 ----------------------------------------------
                    (Name and address of agent for service)

                                 (703) 273-7500
     -------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                                    Copy to:

                            George P. Barsness, Esq.
                             Hogan & Hartson L.L.P.
                                Columbia Square
                          555 Thirteenth Street, N.W.
                            Washington, D.C.  20004
                                 (202) 637-5600

                                                   CALCULATION OF REGISTRATION FEE
==================================================================================================================================
      Title of securities      Amount to be            Proposed maximum               Proposed maximum             Amount of
        to be registered        registered         offering price per share       aggregate offering price      registration fee
----------------------------------------------------------------------------------------------------------------------------------
   Common Stock,
   par value $.01 per share      1,100,000               $27.50   (1)                 $30,250,000                  $9,166.67

==================================================================================================================================

         (1) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended, as of February 12, 1997 solely for the purpose of calculating the registration fee.

                           Exhibit Index is on page 8

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

          Sunrise Assisted Living, Inc. (the "Registrant") hereby incorporates by reference into this registration statement the following documents:

         (a) The Registrant's prospectus filed with the Commission on October 25, 1996 pursuant to Rule 424(b), which prospectus contains audited financial information for the year ended December 31, 1995;

         (b) All reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 prior to the date hereof;

         (c) The description of the Registrant's common stock, par value $.01 per share (the "Common Stock") contained in the Registrant's Form 8-A filed with the Commission on May 30, 1996; and

         (d) All documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold.

ITEM 4.  DESCRIPTION OF SECURITIES.

          Not applicable (the Common Stock is registered under Section 12 of the Exchange Act).

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.





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
ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under Section 145 of the Delaware General Corporation Law (the "Delaware Law"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The Delaware Law provides, however, that such person must have acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the Delaware Law does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for expenses the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

         The Registrant's Amended and Restated By-laws (the "By-laws") provide for mandatory indemnification of directors and officers generally to the same extent authorized by the Delaware Law. Under the By-laws, the Registrant shall advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that he or she is not entitled to indemnification. The Registrant has obtained directors' and officers' liability insurance.

         The Registrant has entered into separate indemnification agreements with its directors and officers. Each indemnification agreement provides for, among other things: (i) indemnification against any and all expenses, liabilities and losses (including attorneys' fees, judgments, fines, taxes, penalties and amounts paid in settlement) of any claim against an indemnified party unless it is determined, as provided in the indemnification agreement, that indemnification is not permitted under applicable law and (ii) prompt advancement of expenses to any indemnified party in connection with his or her defense against any claim.

                                   * * * * *

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant of the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number                    Description
------                    -----------
    4.1          Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the
                 Registrant's Registration Statement on Form S-1 (Registration No. 333-13731) filed with the
                 Commission on October 8, 1996).

    4.2          Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 to the Registrant's
                 Registration Statement on Form S-1 (Registration No. 333-13731) filed with the Commission on
                 October 8, 1996).

    4.3          Stockholder Rights Agreement (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the
                 Registrant's Registration Statement on Form S-1 (Registration No. 333-13731) filed with the
                 Commission on October 23, 1996).

    4.4          A copy of the specimen certificate for shares of Registrant Common Stock (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form
                 S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

    4.5          Sunrise Assisted Living, Inc. 1996 Non-Incentive Stock Option Plan.

    5            Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered.

    23.1         Consent of Ernst & Young LLP

    23.2         Consent of Hoffman, Morrison & Fitzgerald P.C.

    23.3         Consent of Hogan & Hartson L.L.P.
                 (See Exhibit 5)

ITEM 9.  UNDERTAKINGS.

         (a)     The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) The undertaking concerning indemnification is set forth under the response to Item 6.





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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfax, Commonwealth of Virginia, on this 14th day of February, 1997.

                         SUNRISE ASSISTED LIVING, INC.



                         By:  /s/ PAUL J. KLAASSEN
                             ------------------------------------------
                         Paul J. Klaassen
                         Chairman of the Board, President and
                         Chief Executive Officer
                         (Principal Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                      TITLE                             DATE
/s/ PAUL J. KLAASSEN
-------------------------------
Paul J. Klaassen                      Chairman of the Board,                      2/14/97
                                      President and                              -------------------------
                                      Chief Executive Officer
                                      (Principal Executive Officer)


/s/ TERESA M. KLAASSEN
-------------------------------
Teresa M. Klaassen                    Executive Vice President                    2/14/97
                                        and Director                             -------------------------



/s/ DAVID W. FAEDER
-------------------------------
David W. Faeder                       Executive Vice President,                   2/14/97
                                      Chief Financial Officer,                   -------------------------
                                      and Director (Principal
                                      Financial Officer)

      SIGNATURE                                    TITLE                                DATE
/s/ LARRY E. HULSE
----------------------------------
Larry E. Hulse                        Controller                                  2/14/97
                                      (Principal Accounting Officer)             -------------------------



/s/ RONALD V. APRAHAMIAN
----------------------------------
Ronald V. Aprahamian                           Director                           2/14/97
                                                                                 -------------------------


/s/ THOMAS J. DONOHUE
----------------------------------
Thomas J. Donohue                              Director                           2/12/97
                                                                                 -------------------------


/s/ RICHARD A. DOPPELT
----------------------------------
Richard A. Doppelt                             Director                           2/10/97
                                                                                 -------------------------


/s/ SCOTT F. MEADOW
----------------------------------
Scott F. Meadow                                Director                           2/14/97
                                                                                 -------------------------


/s/ DARCY J. MOORE
----------------------------------
Darcy J. Moore                                 Director                           2/14/97
                                                                                 -------------------------


/s/ TIMOTHY S. SMICK
----------------------------------
Timothy S. Smick                         Executive Vice President,                2/14/97
                                           Chief Operating                       -------------------------
                                           Officer and Director





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
                                 EXHIBIT INDEX


Exhibit
Number                              Description                                                                        Page
------                              -----------                                                                        ----
      4.1                 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the
                          Registrant's Registration Statement on Form S-1 (Registration No. 333-13731)
                          filed with the Commission on October 8, 1996).

      4.2                 Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 to the Registrant's
                          Registration Statement on Form S-1 (Registration No. 333-13731) filed with the Commission on October 8, 1996).

      4.3                 Stockholder Rights Agreement (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-13731)
                          filed with the Commission on October 23, 1996).

      4.4                 A copy of the specimen certificate for shares of Registrant Common Stock (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement
                          on Form S-1 (Registration No. 333-2582) filed with the Commission on May 28, 1996).

      4.5                 Sunrise Assisted Living, Inc. 1996 Non-Incentive Stock Option Plan.                                 9

      5                   Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered.           21

      23.1                Consent of Ernst & Young LLP                                                                       24

      23.2                Consent of Hoffman, Morrison & Fitzgerald P.C.                                                     26

      23.3                Consent of Hogan & Hartson L.L.P.
                          (See Exhibit 5)





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